Exhibit 10.1

MEMBERSHIP INTEREST PURCHASE AGREEMENT

(Ananda Gunawardena)

This Membership Interest Purchase Agreement (this “Agreement”) is made and entered into as of the 19 day of January, 2022, by and between Classroom Salon Holdings LLC, a Delaware limited liability company (“CSH”), AT Gekko LLC, a Puerto Rico limited liability company (“ATG”), and Ananda Gunawardena (“Seller”).

RECITALS:

A. Seller owns 60.225% of the outstanding membership interests in Classroom Salon, LLC, a Pennsylvania limited liability company (the “Company”);

B. ATG sold 100% of the membership interests CSH to Global Tech Industries Group, Inc., a New York corporation (“GTI”) on December 18, 2021 in exchange for 10,000,000 shares of GTI common stock (the “GTI Stock”);

C. It is a condition subsequent to the transaction described in recital B. above (the “Company Sale”), that CSH acquire 100% of the outstanding Membership interests in the Company within 70 days after December 18, 2021 or the Company Sale may be rescinded;

D. Seller desires to sell to CSH and CSH desires to purchase from Seller, Seller’s entire membership interest in the Company (the “Membership Interest”);

E. ATG may not sell the GTI Stock unless the volume weighted average price of the GTI stock rises above $3.50 per share;

F. For a period of one year beginning on December 18, 2022, ATG has the option to purchase 90% of the outstanding membership interests of CSH from GTI for a purchase price of $20,000,000 (the “Buy-Back Option”);

G. If the Buy-Back Option is not exercised prior to the period described above, GTI has the right for a period of 60 days to require that ATG transfer to it 10,000,000 common shares of GTI common stock in exchange for 100% of the outstanding membership interests of CSH (the “Claw-Back Option”).

Therefore, the parties agree as follows:

1. Purchase and Sale of the Membership Interest.

Seller hereby sells, transfers and assigns to CSH and CSH hereby purchases and accepts from Seller, the Membership Interest upon the terms set forth in this Agreement. Following the execution of this Agreement, CSH may terminate or amend in any manner, the operating agreement of the Company without any further consent or approval of the Seller. In order to further reflect the assignment of the Membership Interest, Seller will execute and deliver to CSH the Membership Interest Assignment in the form attached hereto as Exhibit A.

2. Purchase Consideration.

2.1 If Buy-Back Option is Exercised.

In the event the Buy-Back Option is exercised, (i) ATG will contribute to CSH and cause CSH to contribute $5,000,000 to the capital of the Company; and (ii) subject to Seller’s execution of the Amended and Restated Limited Liability Company Agreement of CSH, assign to Seller a 54.2025% membership interest in CSH.

2.2 If Buy-Back Option is not Exercised and the Claw-Back Option is not Exercised.

If neither the Buy-Back Option nor the Claw-Back Option is exercised, subject to removal of any transfer restrictions, ATG will assign to Seller 1,000,000 shares of GTI Stock.

2.3 If the Claw-Back Option is Exercised.

If the Claw-Back Option is exercised, ATG will transfer to Seller 60.225% of the outstanding Membership Interests in CSH.

2.4 If a Condition Subsequent to the Purchase of CSH by GTI does not Occur.

If CSH does not complete the purchase of 100% of the Membership Interests in the Company on or before February 28 or another condition subsequent to the purchase of CSH by GTI does not occur and such transaction is rescinded, CSH will return to Seller the entire Membership Interest and all rights and obligations of the parties under this Agreement will be deemed to have been terminated and no party shall have any further liability or obligation hereunder.

3. Representations and Warranties of Seller.

In order to induce CSH and ATG to enter into this Agreement, Seller hereby represents and warrants that each of the following statements is true:

3.1 Binding Effect.

This Agreement has been duly executed and delivered by Seller, and assuming the due authorization, execution and delivery of this Agreement by CSH and ATG, constitutes a valid and legally binding obligation of Seller, enforceable against him in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

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3.2 No Conflicts.

The execution and delivery by Seller of this Agreement and the performance of the transactions contemplated by this Agreement do not and will not (i) conflict with or result in a violation of any provision of the operating agreement or organizational documents of the Company, (ii) to the knowledge of Seller, result in a violation or breach of or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, modification or cancellation of, or the loss of a benefit under or accelerate the performance required by, or result in a right of termination, modification, cancellation or acceleration under the terms, conditions or provisions of any contract or other instrument of any kind to which Seller or the Company is now a party or by which any of their respective assets or properties may be bound or affected, or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to Seller or the Company.

3.3 Consents and Approvals.

No declaration, filing or registration with, or notice to, or authorization, consent, order or approval of, any governmental authority is required to be obtained or made in connection with or as a result of the execution and delivery of this Agreement by Seller, or the performance by Seller of the transactions contemplated by this Agreement.

3.4 Ownership of Membership Interest.

Seller is the lawful record and beneficial owner of the Membership Interest (which constitute 60% of all of the outstanding membership interests of the Company) and owns such Membership Interest free and clear of all liens, claims and encumbrances whatsoever, except for any encumbrances created by this Agreement, the operating agreement of the Company and restrictions on transfer under federal and state securities laws. Upon execution of this Agreement, the Membership Interest will be exclusively owned by CSH, free and clear of liens, claims and encumbrances whatsoever, except for any encumbrances created by this Agreement, the operating agreement of the Company and restrictions on transfer under federal and state securities laws. The Membership Interest constitutes Seller’s entire interest in the Company.

3.5 No Option, Warrant or Other Right.

No person has any agreement, option, warrant, preemptive right or any other right capable of becoming a direct or indirect right for the acquisition of any portion of the Membership Interest.

3.6 Litigation.

To the knowledge of the Seller, there is no litigation or other action pending or threatened against the Company or any of its property, assets, rights or permits.

3.7 Finder’s Fees.

The Seller is not a party to any agreement which provides for the payment of finder’s fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein.

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3.8 No Liabilities.

To the knowledge of Seller, the Company does not have any material liabilities, contingent or otherwise.

3.9 No other Representations.

No person has made any representation to Seller as to the value of the Company, its assets or business and Seller is not relying upon any representations which are not expressly set forth in this Agreement.

4. Representations of CSH.

In order to induce Seller to enter into this Agreement, CSH hereby represents and warrants that each of the following statements is true:

4.1 Binding Effect.

This Agreement has been duly executed and delivered by CSH, and assuming the due authorization, execution and delivery of this Agreement by Seller and ATG, constitutes a valid and legally binding obligation of CSH, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

4.2 No Conflicts.

The execution and delivery by CSH of this Agreement and the performance of the transactions contemplated by this Agreement do not and will not (i) conflict with or result in a violation of any provision of the operating agreement or organizational documents of CSH, (ii) to the knowledge of CSH, result in a violation or breach of or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, modification or cancellation of, or the loss of a benefit under or accelerate the performance required by, or result in a right of termination, modification, cancellation or acceleration under the terms, conditions or provisions of any contract or other instrument of any kind to which CSH is now a party or by which any of its assets or properties may be bound or affected, or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to CSH.

4.3 Consents and Approvals.

No declaration, filing or registration with, or notice to, or authorization, consent, order or approval of, any governmental authority is required to be obtained or made in connection with or as a result of the execution and delivery of this Agreement by CSH, or the performance by CSH of the transactions contemplated by this Agreement.

4.4 Finder’s Fees.

CSH is not a party to any agreement which provides for the payment of finder’s fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein.

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4.5 No other Representations.

No person has made any representation to CSH as to the value of the Company, its assets or business or the Membership Interest and CSH is not relying upon any representations which are not expressly set forth in this Agreement.

5. Representations of ATG.

In order to induce Seller to enter into this Agreement, ATG hereby represents and warrants that each of the following statements is true:

5.1 Binding Effect.

This Agreement has been duly executed and delivered by ATG, and assuming the due authorization, execution and delivery of this Agreement by Seller and CSH, constitutes a valid and legally binding obligation of ATG, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

5.2 No Conflicts.

The execution and delivery by ATG of this Agreement and the performance of the transactions contemplated by this Agreement do not and will not (i) conflict with or result in a violation of any provision of the operating agreement or organizational documents of ATG, (ii) to the knowledge of ATG, result in a violation or breach of or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, modification or cancellation of, or the loss of a benefit under or accelerate the performance required by, or result in a right of termination, modification, cancellation or acceleration under the terms, conditions or provisions of any contract or other instrument of any kind to which ATG is now a party or by which any of its assets or properties may be bound or affected, or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to ATG.

5.3 Consents and Approvals.

No declaration, filing or registration with, or notice to, or authorization, consent, order or approval of, any governmental authority is required to be obtained or made in connection with or as a result of the execution and delivery of this Agreement by ATG, or the performance by ATG of the transactions contemplated by this Agreement.

5.4 Finder’s Fees.

ATG is not a party to any agreement which provides for the payment of finder’s fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein.

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5.5 No other Representations.

No person has made any representation to ATG as to the value of the Company, its assets or business or the Membership Interest and ATG is not relying upon any representations which are not expressly set forth in this Agreement.

6. Miscellaneous.

6.1 Entire Agreement

This Agreement and the exhibits hereto supersede all prior and contemporaneous discussions and agreements, both written and oral, among the parties with respect to the subject matter of this Agreement and constitute the sole and entire agreement among the parties to this Agreement with respect to the subject matter of this Agreement.

6.2 Expenses.

Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated by this Agreement.

6.3 Waiver.

Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

6.4 Amendment.

This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party to this Agreement.

6.5 No Third-Party Beneficiary.

The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective heirs, personal representatives, successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

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6.6 Assignment; Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party hereto.

6.7 GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF PENNSYLVANIA WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SAID STATE.

6.8 Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

6.9 Counterparts.

This Agreement and any agreement, document or instrument to be delivered in connection with this Agreement, may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Signatures of the parties transmitted by facsimile or via .pdf format shall be deemed to be their original signatures for all purposes. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Agreement and any agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to the other party. No party to this Agreement or to any agreement or instrument entered into in connection with this Agreement, will raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

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6.10 TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE. AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY WRY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

6.11 Interpretation.

The parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

In witness whereof, the parties have executed this Agreement as of the date first written above.

Classroom Salon Holdings, LLC, a Delaware limited liability company

By	/s/ Tommy Wang

Its:	Manager

AT Gekko PR LLC

By	/s/ Tommy Wang
Tommy Wang, Manager

Ananda Gunawardena

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THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TOW AIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

5.12 Interpretation.

The parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

The parties have executed this Agreement as of the date first written above.

Classroom Salon Holdings, LLC, a Delaware limited liability company

By

Its:

AT Gekko PR LLC

By
Tommy Wang, Manager

Classroom Salon, LLC

By	/s/ Ananda Gunawardena
Ananda Gunawardena, President

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Exhibit A

Form of Membership Interest Assignment

See Attached.

ASSIGNMENT OF MEMBERSHIP INTEREST

FOR VALUE RECEIVED, Ananda Gunawardena, hereby sells, assigns, transfers and conveys all of his membership interest in Classroom Salon, LLC, a Pennsylvania limited liability company (the “Company”) to Classroom Salon Holdings LLC, a Delaware limited liability company, and hereby appoints any manager of the Company as his true and lawful attorney-in fact, to transfer said membership interest on the books of the Company, with full power of substitution in the premises.

This Assignment may be executed and delivered by facsimile or electronic transmission, and a facsimile or electronic version of this Agreement or of a signature of a party will be effective as an original.

Effective as of January 18, 2022

/s/ Ananda Gunawardena
Ananda Gunawardena